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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): April 17, 2001




                              WELLS FARGO & COMPANY
             (Exact name of registrant as specified in its charter)



          Delaware                   001-2979                No. 41-0449260
State or other jurisdiction      (Commission File           (I.R.S. Employer
      of incorporation)               Number)              Identification No.)


             420 Montgomery Street, San Francisco, California 94163
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: 1-800-411-4932


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Item 5. OTHER EVENTS

       Wells Fargo & Company is placing on file as Exhibit 99 a copy of the Company's financial results for the quarter ended March 31, 2001. Final financial statements with additional analyses will be filed as part of the Company's Form 10-Q for the quarter ended March 31, 2001.

 Item 7. EXHIBITS

         (c) Exhibits

                  3 Certificate of Designations for the Company's 2001 ESOP Cumulative Convertible Preferred Stock


                  99 Wells Fargo & Company's financial results for the quarter ended March 31, 2001




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



Dated: April 17, 2001                           WELLS FARGO & COMPANY


                                                By: /s/ Les L. Quock
                                                   ----------------------------
                                                   Les L. Quock
                                                   Senior Vice President and
                                                   Controller